INVESTOR PRESENTATION
SEPTEMBER 2016
OTCQB: LEAT



LEATT
OVER TO YOU

FORWARD LOOKING **STATEMENT**

This presentation may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995, as amended. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements.

These risks and uncertainties include, but are not limited to, the factors described in the section captioned "Risk Factors" in our latest Annual Report on Form 10-K. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "would" and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

These forward-looking statements include, among other things, statements relating to: our expectations regarding growth in the motor sports market; our expectation regarding increasing demand for protective equipment used in the motor sports market; belief that we will be able to effectively compete with our competitors and increase our market share; our expectations with respect to increased revenue growth and our ability to achieve profitability resulting from increases in our production volumes; and our future business development, results of operations and financial condition.

Forward-looking statements also represent our estimates and assumptions only as of the date of this presentation. You should read this presentation and the documents that we reference herein with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

OVER TO YOU

MISSION &
VISION

At Leatt's core is a **passion to protect** the bodies and futures of amateur and professional athletes.

We are committed to expanding the Leatt line of **innovative protective gear** to protect more athletes in more sports globally.

We are committed to giving athletes the **assurance** and **freedom** to push themselves further.



LEATT
OVER TO YOU


ATHLETES PARTICIPATING
IN HIGH-VELOCITY SPORTS
ARE VULNERABLE
TRAUMA CAN AFFECT
EVERY PART OF
AN ATHLETE'S BODY
© 2004 - 2016 Leatt Corporation
www.leatt.com | www.leatt-corp.com

COMPANY HERITAGE

- Leatt was born in 2006 out of the need for neck protection in the specialised off-road motocross market.
- Revolutionary neck brace recognised as the "Gold Standard".
- Have since diversified by focusing and expanding product categories and the sports and the markets that we target.
- We now protect off-road motorcycle, downhill bicycle and BMX riders with award-winning, innovative products.

OVER TO YOU



LEAT INVESTMENT

OPPORTUNITY

Our global growth plan to double revenues every 3-4 years

- Inventor and Industry Leader in Neck Brace Market.
- Growing Market Share In Expanded Product Categories and Markets.
- Innovative Product Pipeline of “Must Have” Products To Address Wider Markets.
- Strong, Authentic Brand Respected for Innovation, Quality and Performance.
- Experienced and Diverse International Management Team.
- Well Established Global Sourcing, Manufacturing and Distribution Network.
- Proven Innovative and Bio-medically Engineered Product Development Competency.
- Multiple Patented Technologies Applicable to Diverse Market Applications .
- Current Market Capitalization approximately 70% of Prior Year Revenues.

OVER TO YOU

TESTED IN OUR LAB.
PROVEN IN THE FIELD.
TRUSTED BY ATHLETES.



TECHNOLOGY:
INNOVATION PROCESS

- Product development begins with consumer and professional athlete insight to identify core problems.
- Our team of biomedical engineers and global designers develop, based on these insights, medical research and injury mechanism simulation.
- 3D design software and cutting-edge materials ensure both performance and bio-medically proven protection.
- Lab and athlete testing is core to our process.
- Core innovations are protected by international patents and trademarks.
- Engineered Best-Better-Good product management strategy implemented.

HIGH QUALITY
INNOVATIVE PRODUCTS
ARE CORE TO LEATT



MANUFACTURING &

QUALITY ASSURANCE

- Quality assurance starts in the lab and follows through to the factory.
- Products are now manufactured in ten third-party production plants in China.
- We contract with multiple third-party quality management companies.
- Leatt quality management staff visit production plants regularly.
- Daily sourcing and quality issues are handled by two full-time local employees.
- We will continue to source high quality production partners globally and build sustainable manufacturing relationships.

OVER TO YOU

THE LEATT FAMILY OF DISTRIBUTION PARTNERS **CONTINUES TO GROW**



GLOBAL
DISTRIBUTION

- Products are sold directly to USA and RSA dealers and through 60 premium distributors in the rest of the world.
- Brand Managers employed in key markets.
- We sell directly to 900 active core dealers in the USA and to 200 in RSA.
- 60 Leatt staff members around the world.[1]
- We will continue to build our bicycle distribution network and expand to mainstream dealers.
- We will broaden our distribution channels in emerging markets globally.

[1]Includes full-time independent contractors

www.leatt.com | www.leatt-corp.com

OVER TO YOU

OUR FLAGSHIP PRODUCT:
THE REVOLUTIONARY LEATT NECK BRACE



OUR
PRODUCTS

- Established Leatt as a global protective gear brand respected for quality, innovation and safety.
- Developed, tested and perfected by our lab in Cape Town, South Africa. Further testing by BMW, Munich.
- 5.5 and 6.5 line added featuring completely new chassis with on-board adjustment and our first neck brace designed for junior riders.
- Revolutionary Fusion Junior and Adult that combines upper body and neck protection added to the line.
- Named one of "The 15 Best Products of the Past 15 Years" by Transworld Motocross magazine.

www.leatt.com | www.leatt-corp.com

OVER TO YOU

Neck Brace Revenues



12 000 000
10 000 000
8 000 000
6 000 000
4 000 000
2 000 000
-
Thousands
8 379
9 800
7 431
2013
2014
2015

OUR PRODUCTS

- > 680 000 units sold since inception.
- > $120 million in revenue generated.
- $1.4 Million or 17% growth in neck brace revenues in 2014.
- Revenue decrease in 2015 due to a decline in OEM neck brace sales and a strengthening US Dollar affecting established product lines.
- Increased focus on youth riders, pricing strategies and product development to re-stimulate neck brace revenues.

LEATT
OVER TO YOU

OUR
PRODUCTS

Neck Brace Market Position



70,0
60,0
50,0
40,0
30,0
20,0
10,0
0,0
Percentage
58,9
15,4
13,9
10,3
1,6
52,0
Leatt
Atlas
EVS
Alpinestars
Other
I do not own a neck brace

- Leatt remains technology and market leader with estimated market share of 58.9% globally.[1]
- Market share is based on volumes. Competitors have decreased pricing at the expense of margins.
- 52% of market still do not own a neck brace.
- We continue to work hard on homologation. Italian federation first to require neck brace use in 2014.

North American Market

~ 50% worldwide market

[1] Source: Racer X Illustrated magazine reader survey, available at **http://mediakit.filterpubs.com/survey**

OVER TO YOU

AWARD-WINNING BODY ARMOR

HARD & SOFT SHELL PROTECTION

OUR

PRODUCTS



"THIS MAY BE THE BEST GLOVE WE'VE USED IN YEARS."

DIRT BIKE MAGAZINE ON THE DBX 4.0 WINDBLOCK GLOVES





- Hard shell body armor range launched in late 2010 with introduction of a chest protector.
- Introduced revolutionary three-dimensional foam soft shell line in late 2012.
- Expanded the line to protect more vulnerable areas including knees, elbows and hands.
- Further expanded line by including Armourgel®, which works better the harder or faster you fall.









DBX ENDURO LITE WP 2.0 HYDRATION BACKPACK

DESIGN & INNOVATION AWARD 2016

www.leatt.com | www.leatt-corp.com

OVER TO YOU

AWARD-WINNING
BODY ARMOR
C-FRAME KNEE BRACE



OUR
PRODUCTS

- Strong and dependable C-arm and mono hinge construction that controls knee rotation and sheer.
- The C-frame is the only single-sided action sports brace available.
- First shipped in the second half of 2014.
- Medically certified in the EU and in the USA by the FDA.

OVER TO YOU

OUR
PRODUCTS

Body Armor Revenues



Thousands
9 000
8 000
7 000
6 000
5 000
4 000
3 000
2 000
1 000
-
5 597
7 812
8 540
2013
2014
2015

- > 500 000 units body armor sold since introduction.
- > $28 million in revenue generated.
- $750 000 or 10% revenue growth in 2014.
- > 12 000 knee brace units shipped since introduction.
- > $2.8 million in knee brace revenue generated since introduction.

OVER TO YOU

OUR
PRODUCTS

Chest Protection Market Position


MARKET SHARE
30
25
20
15
10
5
0
Fox
Thor
Leatt
EVS
Fly
Troy Lee Designs
MSR
HRP
SixSixOne
Acerbis
Alpinestars
O'Neal
Answer
Shift
AXO
Atlas
Moose
Scott
Other
None

- Leatt has gained 3.1% of the chest protector market share per annum since 2011 and currently has **15.7%** market share.*
- Unique position as technology and safety leader and reputation for quality and innovation.

North American Market

~ 50% worldwide market

* Source: Racer X Illustrated magazine reader survey, available at **http://mediakit.filterpubs.com/survey**


GPX
REVOLUTIONARY SAFETY
HEAD AND BRAIN
PROTECTION
LEATT ATHLETE
RYAN SIPES
DBX
LEATT ATHLETE
SAM HILL

OUR PRODUCTS

- Full range of Carbon and Composite full-face helmets in multiple sizes including junior versions.
- Specific helmets designed for Motorcycle (GPX) and Bicycle (DBX) use.
- Certified and tested: ECE2205/DOT, ACU Gold, AS/NZS 1698-2006.
- > 15 000 units sold since introduction.
- > $2.5 million in revenue generated.

DBX 5.0 COMPOSITE HELMET
DESIGN & INNOVATION AWARD 2016

OVER TO YOU

PRODUCT
DEVELOPMENT

TECHNOLOGY DEPLOYED TO THE **HELMET MARKET BY LEATT**







360° TURBINE TECHNOLOGY
- Up to 30% reduction of head impact at concussion level.
- Up to 40% reduction of rotational acceleration to the head and brain.
- Adds additional low energy impact protection.

MAXIMIZED VENTILATION
- Designed with comfort in mind, our helmets are lightweight and extremely well-ventilated.
- Effective even at very low speeds
- Optimized for off –road or downhill racing

REDUCED OUTER SHELL VOLUME
- Reduces forces transferred to neck.
- A 10% smaller shell transfers up to 20% less momentum and rotational energy to the head and brain.
- A smaller helmet is a lighter helmet.

NEW PRODUCT INITIATIVES:
APPAREL


DBX
APPAREL
GPX
APPAREL

PRODUCT
DEVELOPMENT

- Our initial range of high-performance apparel with stylish designs and convenient features including neck brace compatibility.
- The DBX and GPX technical apparel line includes jerseys, pants and jackets that cover a wide range of price points.
- We are combining engineering and design intelligence, as well as feedback from riders, to cater for a larger group of consumers.
- Our GPX 5.5 I.K.S pants feature new Internal Knee Brace System to protect knees and bike from knee brace wear.

OVER TO YOU

PRODUCT
DEVELOPMENT

NEW PRODUCT INITIATIVES:
DBX AND GPX APPAREL TECHNOLOGY

NECK COLLAR
BRACE COMPATIBLE



ALL WEATHER
WEAR



WIND PROOF
FABRIC



ANTIMICROBIAL
FABRIC



MOISTURE
WICKING



VENTILATED
MESH



ABRASION
RESISTANT



THE INTERNAL KNEE
BRACE SYSTEM (IKS)



Four layers of reinforcement in the critical inner knee area. This system is compatible with the Leatt knee brace and all other leading knee brace brands in the world.

OVER TO YOU

PRODUCT REFINEMENTS
HEAD AND BRAIN PROTECTION



GPX
HELMET



DBX
HELMET

PRODUCT
DEVELOPMENT

- We have **refined** both our GPX and DBX **helmets' fit and finish.**
- Expanded range to include **ECE specific GPX helmets** which are more than 15% lighter and cater to a wider global audience.
- All GPX and DBX helmets feature our ground-breaking **360° Turbine Technology.**
- DBX Helmets now fitted with cutting-edge chin bar and peak design.

OVER TO YOU

PRODUCT INITIATIVES
HEAD AND BRAIN PROTECTION



DBX
ENDURO

DBX
ALL MOUNTAIN

PRODUCT
DEVELOPMENT

- Leatt's first Enduro helmet is equipped with a **removable chin bar** that allows you to easily go from uphill to downhill riding.
- Two separate versions - Both the Enduro and All-Mountain helmets use **360° Turbine Technology.**
- Equipped with 18 vents for **maximized ventilation.**
- **Fidlock** magnetic closure system.
- **3D in-molded impact foam** for greater energy absorption and reduced outer shell.
- The DBX 3.0 Enduro helmet is certified and tested to EN1078; CPSC 1203 and will be certified to AS/NZS 2063. The chin bar conforms to ASTM1952 standard.

OVER TO YOU


PRODUCT
REFINEMENT:
C-FRAME
PRO CARBON
C-FRAME PRO CARBON
C-FRAME JUNIOR
NEW AND IMPROVED HINGE
© 2004 - 2016 Leatt Corporation
www.leatt.com | www.leatt-corp.com

PRODUCT DEVELOPMENT

- Cable and Bearing system is replaced by a high strength stainless steel gear system with self-lubricating PTFE sleeves.
- New hinge approximately 40% slimmer than previous hinge, as well as lighter.
- New hinge casings are made from 30% LFT Polyamide and forged Aluminium 6061 to ensure super lateral stiffness.
- Improved manufacturing efficiency and pricing model.

OVER TO YOU

PRODUCT
DEVELOPMENT

What are consumers planning on buying?


Established
New in 2016
New in 2017
60
50
40
30
20
10
0
% Consumers
Boots
Gloves
Goggles
Pants
Helmet
Jersey
Socks
Chest Protector
Knee Brace
Neck Protector
Compression...
Body Armor
Hydration Pack
Kidney Belt
Enduro Jacket
Elbow Guards
Wrist Brace
Other
Cooling Vest
None

North American Market

~ 50% worldwide market

* Source: Racer X Illustrated magazine reader survey, available at **http://mediakit.filterpubs.com/survey**



KOBALT

MARKETS FOR LEATT PRODUCT

- Leatt products have roots in the off-road motorcycle market, which is still the predominant market that we sell to:
  ~ 3 million riders internationally.[1]

- We have moved into the the bicycle market:
  ~ 36 million riders in the USA. [2]
  ~ 90 million riders in the rest of the world. [1]
  ~ 126 million riders internationally. [1]

- Other potential market opportunities include Winter Sports and Rehab:
  ~ 115 million skiers internationally. [3]
  ~ 600 000 Knee replacements in the US annually. [4]
  ~ Symptomatic knee Osteoarthritis occurs in over 10% of all people in US over 60. [5]

[1]Management estimate
[2]http://nbda.com/articles/industry-overview-2010-pg34.htm
[3]http://www.isiaski.org/download/20140517_ISIA_Vuokatti_1b_presentation_vanat.pdf
[4]http://orthoinfo.aaos.org/topic.cfm?topic=A00389
[5]http://www.ncbi.nlm.nih.gov/pmc/articles/PMC2920533/

LEATT
OVER TO YOU

MARKETING
INITIATIVES

- Launched new strategic brand positioning journey, "**Over to You**", aimed at creating a strong emotional connection with our target market.
- "Over to You" signals the dedication behind Leatt's innovative products giving our athletes the assurance to push themselves further both physically and emotionally.
- Focused and cohesive marketing campaigns to launch main product lines, including product releases and reviews through media platforms.
- Emphasis on **digital and social media** platforms with worldwide campaigns, including exclusive photography and video content.
- Partnership with top international athletes like Trey Canard, Sam Hill, Marvin Musquin, Filip Polc and Tucker Hibbert.
- Trade show attendance to showcase and launch new product categories and lines, including event activations and consumer engagement strategies.




ABOUT
INTRODUCING THE
EATT 2017 RANGE
MMER TIME!

MARKETING
INITIATIVES

Facebook:
- **149 643** total FB Likes

Instagram:
- **52 135** total followers
- **13 351** additional follower this year

Twitter:
- **5 518** total followers
- **386** additional followers this year
- **549 800** tweet impressions since January

Snapchat:
- **2 000** Average followers
- **5** Geo Filters Created

Year to Date Social Media Stats:
- Additional page likes YTD: 35 000
- Campaign Reach YTD: 11 312 521
- Audience taking action YTD: 2 001 452

LEATT
OVER TO YOU

FINANCIAL
HIGHLIGHTS

Selected Balance Sheet Data

$ IN THOUSANDS	JUNE 30, 2016	DECEMBER 31, 2015
Cash and cash equivalents	1 001	1 055
Accounts receivable	2 078	2 902
Inventory	3 963	4 241
Total current assets	8 414	9 535
Total Assets	9 809	11 131
Total current liabilities	2 029	3 605
Long Term Liabilities	-	-
Total stockholders' equity	7 708	7 453
Current Ratio	4	3
	Unaudited	Audited

OVER TO YOU

FINANCIAL
HIGHLIGHTS

Selected Profit & Loss Items

$ IN THOUSANDS	6 Months Ended June 30, 2016	6 Months Ended June 30, 2015	6 Months Ended June 30, 2014	12 Months Ended December 31, 2015	12 Months Ended December 31, 2014	12 Months Ended December 31, 2013
Revenues	8 521	9 215	7 691	18 343	18 459	14 892
Gross Profit	4 498	5 008	4 205	9 602	9 822	7 733
Gross Profit %	53%	54%	55%	53%	53%	52%
Product Royalty Income	54	72	71	182	191	954
Operating Expenses	4 430	4 399	4 652	8 856	9 372	9 254
Salaries, General and Admin Costs	2 167	2 063	2 149	4 019	4 383	4 232
Advertising and Marketing	714	625	675	1 498	1 442	1 492
Professional Fees	252	461	615	846	1 118	1 229
Research and Development Costs	681	586	614	1 180	1 222	1 170
Earnings (Loss) before Interest, Taxation, Depre-	332	866	-229	1 299	946	-233
Income (Loss) Before Taxes	190	689	-371	961	652	-547
Net Income	102	478	-371	575	418	-375
EPS	0.02	0.09	-0.07	0.11	0.08	-0.07
	Unaudited	Unaudited	Unaudited	Audited	Audited	Audited

LEATT OVER TO YOU

FINANCIAL
HIGHLIGHTS

Worldwide Revenue Trends



20000
15000
10000
5000
0
Thousands
16,58 mill
1118
7658
488
7274
14,9 mill
503
7524
40
6825
18,46 mill
1151
9617
615
7076
18,34 mill
196
8933
624
8591
8,52 mill
49
8473
YTD
2012
2013
2014
2015
2016
Leatt Revenue
OEM Revenue

- Worldwide revenue since inception in 2006 > $168 Million.
- Leatt Branded Product Revenue growth of $830 000 or 5% in 2015.
- Revenue 1% lower to Q2 2016 despite significant dollar weakness.

LEATT
OVER TO YOU

STOCK
INFORMATION

Share Price and Trading

COMMON SHARES	SEPTEMBER 15, 2016
150-day closing price range (Post Reverse Split)	$2.10 - $3.90
Recent Share Price	$2.50
Average daily trading volume (90-day)	1552
Common stock outstanding	5.3 million
Market capitalization	13 million

LEATT OVER TO YOU

OUTLOOK -
BUSINESS & OPERATIONS

- We expect to increase market share in our core markets by continuously developing engineered protective gear that gives athletes at all levels the assurance to push themselves further and that can be sold through our existing distribution channels.
- We plan to focus on our in-store presence in the United States, abroad and online.
- We plan to continue developing our current distribution network in markets that are still emerging.
- We plan to add brand managers with strong distributor relationships in key global growth regions.
- Our goal is to develop revolutionary products that can be used in more sports to reach more athletes globally.
- We plan to continue to develop patented technologies that are applicable to wider market applications.
- As we develop new product categories, we plan to develop appropriate distribution channels.
- As we grow sustainably we will focus on maximizing our operating efficiency by achieving economies of scale, maintaining cost controls and thereby improving our margins and profitability.

OVER TO YOU


LEATT

LEAT INVESTMENT
OPPORTUNITY

- Global growth plan to double revenues every 3-4 years.
- Innovative Product Pipeline of “Must Have” Products To Address Wider Markets.
- Current Market Capitalization approximately 70% of Prior Year Revenues.
- Ideal Time to Invest in an Early Opportunity.

LEATT
OVER TO YOU

THANK
YOU

HEADQUARTERS OFFICE

12 Kiepersol Crescent
Atlas Gardens
Durbanville, 7550
South Africa

Phone: +27 21 557 7257

USA DISTRIBUTION OFFICE

Leatt Corporation
26475 Summit Circle
Santa Clarita,
California, 91350

Phone: 1.800.691.3314

INVESTOR RELATIONS

Dresner Corporate Services
Michael Mason
mmason@dresnerallencaron.com
212 691 8087 (NYC)

Fax: (212) 691-8116

Keep up to date with our latest news
by subscribing to our newsletter here:
http://eepurl.com/b4-pf1

LEATT
OVER TO YOU